EXHIBIT 10.K



                                KENTUCKY UTILITIES COMPANY

                            DIRECTOR DEFERRED COMPENSATION PLAN

                    (As Amended and Restated Effective As Of May 1, 1992)



                                           ARTICLE I

                                           Purpose

                     The  Kentucky  Utilities   Company  Director   Deferred

           Compensation Plan (the "Plan") was established, effective June 1,

           1989, to provide eligible directors of Kentucky Utilities Company with the opportunity  to defer  some or all  of the  compensation which  may be  payable to them  for services  to be  performed as members of the Board of  Directors of Kentucky Utilities Company.

           The terms and  conditions of  the Plan, as  amended and  restated

           effective as of May 1, 1992, are set forth below.



                                           ARTICLE II

                                           Definitions

                     The following words and phrases shall have the meanings

           set forth below unless a different meaning is clearly required by the context:

                     (a)  Account:     The   account  maintained   for  each

           Participant  showing  his  or  her  interest  under  the Plan  as provided in Section 4.1.

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                     (b)  Accounting  Date:     Each  March   31,  June  30,

           September 30  and December 31 of  each calendar year.   The first

           Accounting Date under the Plan was June 30, 1989.

                     (c)  Beneficiary:   The person  or persons  (natural or

           otherwise) designated, in accordance with Section 5.4, to receive the distribution of a Participant's  Account balance in the event of the Participant's death.

                     (d)  Board:  The Board of Directors of the Company.

                     (e)  Change  in Control:   A change in  control as more

           fully defined in Section 5.6.

                     (f)  Committee:   The  Compensation  Committee  of  the

           Board.

                     (g)  Company:      Kentucky   Utilities    Company,   a

           corporation  organized  and  existing   under  the  laws  of  the

           Commonwealth of Kentucky.

                     (h)  Compensation:    Any  retainer  and  meeting  fees

           payable to the Director by the Company for services rendered as a member of the Board or any committee thereof.

                     (i)  Director:  Any member of the Board on or after the

           Effective  Date  who is  separately  compensated for  his  or her services as a member of the Board.

                     (j)  Effective Date:  June 1, 1989.

                     (k)  Parent:   KU  Energy Corporation or  any successor

           thereto.

                     (l)  Participant:  A Director participating in the Plan

           in accordance with  the provisions  of Section 3.2,  or a  former

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           Director whose Account balance  under the Plan has not  been paid in full.

                     (m)  Plan:   The  Kentucky Utilities  Company  Director

           Deferred Compensation  Plan set forth  in this instrument,  as it may be amended from time to time.

                     (n)  Service:  An individual's service on the Board and

           on the boards of the Parent or any Subsidiary.

                     (o)  Subsidiary:  An entity in which the Company or the

           Parent  directly or indirectly  beneficially owns 50%  or more of the voting securities.



                                            ARTICLE III

                                            Eligibility and Participation

                     3.1  Eligibility:   Each member of the Board  who was a

           Director on the Effective Date was eligible to participate in the

           Plan as of  the Effective  Date.   Each other  Director shall  be

           eligible to  participate in the Plan  as of the first  day of the month next following the date he or she becomes a Director.

                     3.2  Participation:      A   Director  may   elect   to

           participate in the  Plan effective  as of the  date the  Director first becomes eligible to participate as provided in Section 3.1,

           or effective as of the January 1st of any calendar year beginning after such date, by  filing written notice of such  election with the Company prior  to the effective date of such  election.  Such

           notice  shall   be  accompanied  by  (i) an   election  to  defer

           Compensation as  provided in Section 3.4 and  (ii) an election as

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           to the method of payment as provided in Section 5.1.  Upon filing such election notice, the Director shall  become a Participant in the Plan effective  as of the  date elected as permitted  in this

           Section 3.2.

                     3.3  Crediting  of Compensation:    Commencing  on  the

           effective date of  a Participant's participation in  the Plan and continuing during the period that Compensation is to  be credited to the Participant's  Account under the  Plan, the Company  shall defer payment of and  credit to the Participant's Account  all or such portion, as elected by the Participant under Section 3.4, of the  Compensation that  the Participant  would have  received for services  rendered by  the Participant  during  such period  as a member of the  Board but for his participation in  the Plan, such credits to be made as provided in Section 4.2(a).

                     3.4  Election to Defer:  At  the time a Director elects

           to  become a Participant, the  Director shall elect  to have from

           10%  to  100%,  in specified  multiples  of 10%,  of  his  or her

           Compensation  for services  rendered subsequent  to the  date the

           Director  becomes  a  Participant  deferred under  the  Plan  and credited to his or her Account as provided in Section  3.3.  Such election  shall remain in  effect until changed  or terminated as hereinafter provided.

                     A Participant may change his or her election under this

           Section 3.4 effective as of the  January 1st of any calendar year with respect to  Compensation for  services to be  rendered as  a

           Director  on or  subsequent to  such January  1st, by  giving the

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           Company written notice of such  change at least 15 days  prior to

           such  January  1st.   Any  change may  (i) increase  or decrease,

           within  the limits  prescribed  in the  preceding paragraph,  the portion  of  Compensation to  be  deferred  and credited  to  the

           Participant's  Account as provided in Section 3.3, (ii) terminate an  election  to defer  Compensation  under  this Section 3.4  or

           (iii) resume the  deferral of Compensation under  the Plan within

           the  limits prescribed in the  preceding paragraph.   A change in

           the portion  of  Compensation deferred  or the  termination of  a

           Participant's election  to defer  Compensation shall not  entitle the Participant to receive payment of his or her Account balance,

           which shall be payable only as provided in Article V.

                     Any  election  or   change  in   election  under   this

           Section 3.4 shall be made on a form provided or prescribed by the

           Company.

                                            ARTICLE IV

                                            Participants' Accounts

                     4.1  Individual Accounts:  A  separate Account shall be

           maintained by  the Company  on its  books  for each  Participant.

           Effective  on and after May  1, 1992, such  Accounts (i) shall no longer be divided into subaccounts to identify the portion of the

           Accounts subject to the  different methods of earnings adjustment available under the Plan prior to this amendment and  restatement and  (ii) shall be adjusted for earnings only as provided in this

           Plan.   All elections with  respect to subaccount  adjustments as

           provided under the  Plan as in effect prior to this amendment and

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           restatement  shall be  null and  void and  without effect  on and after May 1, 1992.

                     4.2  Accounting Procedures:  Each Participant's Account

           shall be adjusted  as of each Accounting  Date as follows  and in the following order:

                          (a)  Each Participant's Account shall be
                     credited with the amount of Compensation to be credited to his or her Account as provided in Section 3.3 during the calendar quarter ending on such Accounting Date. Credits shall be made as of the last business day of the respective calendar months in which such Compensation would have been paid to the Participant by the Company but for his or her participation in the Plan.

                          (b)  Each  Participant's  Account  shall
                     next be charged as of such Accounting Date with the amount of any distributions under the Plan to the Participant or to his or her Beneficiary effective as of such Accounting Date.

                          (c)  Unless (i) a Change in  Control has
                     occurred during the calendar quarter ending on such Accounting Date and the last paragraph of Section 5.1 is applicable to the Participant or (ii) a Participant has terminated his Service during the calendar quarter ending on such Accounting Date and
                     Section 5.5 is applicable to the Participant, each Participant's Account shall next be credited with the amount equivalent to interest to be added to the Participant's Account as of such Accounting Date. The interest equivalent to be credited as of an Accounting Date shall be equal to the interest that would be earned on the average of the balances in the Participant's Account at the end of each calendar month during the calendar quarter ending on such Accounting Date, at a rate per annum which equals the average prime rate charged by banks as reported in the Federal Reserve Bulletin published on or next prior to such Accounting Date.

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                                            ARTICLE V

                                            Distribution of Benefits

                     5.1  Termination  Prior to  a  Change  in  Control  For

           Reasons  Other Than Death:   Within 15 days  after the Accounting

           Date  coincident with  or next  following the  date on  which the

           Participant  terminates his or her  Service prior to  the date on which a Change in Control occurs for any reason other than death,

           the Company shall pay, or commence to pay,  to the Participant in cash the amount credited to his or her Account.  Payment shall be made in  accordance with  Payment Method I, Payment  Method II or

           Payment Method III, below, as elected by the Director at the time the Director elects to become a Participant:

                          (a)  Payment Method I - By  payment in a
                     lump sum of the amount credited to the Participant's Account as of the Accounting Date coincident with or next following the date on which the Participant terminates his or her Service.

                          (b)  Payment  Method II -  By payment in
                     quarterly installments, the number of which shall be the lesser of (i) 40 or (ii) the aggregate number of full calendar quarters during which compensation was credited to the Participant's Account under the Plan and to his or her account under any similar plan of the Parent or a Subsidiary (but not counting any such calendar quarter more than once). The amount of each installment shall be equal to the quotient obtained by dividing the balance credited to Participant's Account as of the Accounting Date coincident with or next preceding the date of such installment payment by the number of installment payments remaining to be made to such Participant at the time of such calculation.




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                          (c)  Payment Method III  - By payment in
                     annual installments, the number of which shall be the lesser of (i) 10 or (ii) the aggregate number of full calendar years (but not less than one) during which compensation was credited to the Participant's Account under the Plan and to his or her account under any similar plan of the Parent or a
                     Subsidiary   (but   not  counting   any  such
                     calendar year more than once).  The amount of
                     each  installment  shall  be  equal   to  the
                     quotient obtained by dividing the balance credited to Participant's Account as of the
                     Accounting  Date  coincident  with   or  next
                     preceding  the  date   of  such   installment
                     payment by the number of installment payments remaining to be made to such Participant at the time of such calculation.

           An  election  under this  Section  5.1 shall  be made  on  a form provided  or prescribed  by the  Company and  once made  shall be irrevocable.

                     Notwithstanding a Participant's election under,  or the

           foregoing provisions of, this Section 5.1, if a Change in Control occurs  after  a Participant  terminates his  or her  Service but prior  to the complete distribution under the Plan of the balance credited  to his  or  her Account,  the  amount credited  to  the

           Participant's Account as of the date the Change in Control occurs increased by  the amount of  any Compensation deferred  under the

           Plan by the Participant  subsequent to the Accounting Date  on or next preceding the  date on  which the Change  in Control  occurs

           (the  "undistributed  amount"),  plus  an  amount  equivalent  to interest as provided  below, shall be paid in cash  in a lump sum to the Participant (or,  in the event of the  Participant's death after  his termination  of Service,  to  his or  her Beneficiary)


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           within  15 days after  the date  on which  the Change  in Control

           occurs.    The interest  equivalent to  be  paid pursuant  to the

           preceding sentence shall be  equal to the interest that  would be earned on  the undistributed  amount during  the period  from the

           Accounting Date on or next preceding the date on which the Change in Control occurs to  the date of  distribution, at the rate  per annum  used under Section 4.2(c) as of  the Accounting Date on or next preceding the date on which the Change in Control occurs.

                     5.2  Death:   Upon the death of  a Participant, whether

           before or  after termination as a  member of the Board,  prior to the complete distribution of  the balance credited to his  or her

           Account, any  undistributed amount credited to  the Participant's

           Account  as  of  the  Accounting Date  coincident  with  or  next following the Participant's date  of death shall be paid  in cash in a  lump sum  to the  Participant's Beneficiary  within 15 days after such  Accounting Date; provided,  however, if  a Change  in

           Control  shall occur  either  before or  after the  Participant's death but  prior  to the  complete  distribution of  the  balance credited to the Participant's Account, distribution shall be made to the Beneficiary as  provided in the last paragraph  of Section

           5.1  or in Section 5.5,  whichever is applicable,  rather than as provided in this Section 5.2.

                     5.3  Hardship Distribution:   With the written  consent

           of  the Committee,  a Participant  may withdraw  from his  or her

           Account as of  an Accounting Date a cash amount  not in excess of the  balance credited  to the  Participant's Account  as  of such

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           Accounting Date.   The  Committee, in  its  sole discretion,  may

           consent  to  such  withdrawal  but  only  if  the  withdrawal  is necessary, upon demonstration by or on behalf of the Participant,

           because of a substantial financial hardship of the Participant as a result of accident,  illness or disability.  The  Committee, in its  sole  discretion,  shall  determine the  amount  of  such  a distribution  that  is needed  to meet  the  need created  by the

           hardship.    Any  such  distribution  shall  be  charged  to  the

           Participant's Account.

                     5.4  Beneficiary:    As  used  in the  Plan,  the  term

           "Beneficiary" means:

                          (a)  The   last  person   designated  as
                     Beneficiary by the Participant in a written notice on a form prescribed by and filed with the Company;

                          (b)  If    there   is    no   designated
                     Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

                          (c)  If  no such  designated Beneficiary
                     and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account, then the legal representative of the last survivor of the Participant and such persons, or, if the Company shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

           Any Beneficiary designation may  be changed from time to  time by

           like  notice similarly  delivered.   No notice  given  under this

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           Section shall  be effective unless and until the Company actually receives such notice and enters it in its records.

                     5.5  Termination On or After a Change in Control:  If a

           Participant terminates his or her Service on or after the date on which  a Change  in Control  occurs, the  amount credited  to the

           Participant's  Account  as of  the  Accounting  Date on  or  next preceding the date on which the Participant terminates his or her

           Service  increased by  the  amount of  any Compensation  deferred under the Plan by the Participant subsequent such Accounting Date

           (the  "undistributed  amount"),  plus  an  amount  equivalent  to interest  as provided below, shall be paid  in cash in a lump sum to  the Participant (or, in the event of the Participant's death,

           to his or her Beneficiary) within 15 days after the Participant's

           termination  of  Service.   The  interest equivalent  to  be paid

           pursuant to the preceding sentence shall be equal to the interest that  would be  earned  on the  undistributed  amount during  the period  from  the  Accounting  Date  on  or  next  preceding  the

           Participant's termination of Service to the date of distribution,

           at the  rate  per annum  used  under  Section 4.2(c)  as  of  the

           Accounting Date on or next preceding the date of termination.

                     5.6  Change  in Control:   For purposes of  the Plan, a

           "Change in Control" shall have occurred if at any time any of the following events shall occur:

                          (a)  The Company or the Parent is merged
                     or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the

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                     combined voting power of the then-outstanding
                     securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-
                     outstanding   securities  entitled   to  vote
                     generally in the election of directors (the "Voting Stock") of the Parent immediately prior to such transaction;

                          (b)  The  Company  or  Parent  sells  or
                     otherwise transfers all or substantially all of its assets to any other corporation or other legal entity, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Parent, immediately prior to such sale or transfer;

                          (c)  There is a report filed on Schedule
                     13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
                     Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of the Parent;

                          (d)  The Company or  the Parent files  a
                     report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company or the Parent has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                          (e)  If at any time during any period of
                     two consecutive years, individuals who at the

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                     beginning of  any such period  constitute the
                     directors of the Company or the Parent cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's
                     stockholders,  of  each   director  of   such
                     company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

                     Notwithstanding the foregoing  provisions of  paragraph

           (c)  or (d) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and the

           Parent,  a  "Change  in Control"  shall  not  be  deemed to  have occurred for purposes of the Plan  solely because (i) the Parent,

           (ii) a   Subsidiary   or  (iii) any   Company-sponsored,  Parent-

           sponsored or  Subsidiary-sponsored employee stock  ownership plan or any other employee benefit plan of the Company, the  Parent or

           Subsidiary, either files or becomes obligated to file a report or

           a  proxy   statement  under  or  in   response  to  Schedule 13D,

           Schedule 14D-1,   Form 8-K  or  Schedule 14A  (or  any  successor

           schedule, form or report or item therein) under the Exchange Act,

           disclosing beneficial ownership by  it of shares of Voting  Stock of the  Company  or  the Parent,  whether  in excess  of  10%  or otherwise, or  because the  Company, the Parent  or a  Subsidiary reports that a change in control of the Company or the Parent has or may have occurred or will or may occur in the future by reason

           of  such  beneficial  ownership.   Notwithstanding  the foregoing

           provisions  of this Section 5.6, a "Change  in Control" shall not be  deemed  to have  occurred  by reason  of  the Reorganization.

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           'Reorganization' shall mean  the corporate reorganization whereby the  Parent became the holding company of the Company as approved by  the Board  of Directors of  the Company  on May 16,  1988 and

           May 27, 1988.



                                            ARTICLE VI

                                            Financing of Benefits

                     The  Plan shall  be a  nonqualified and  unfunded plan.

           Benefit  payments under  the  Plan shall  represent an  unsecured general  obligation of  the  Company and  shall  be paid  by  the

           Company from its general assets.  No special fund  or trust shall be created or held for the financing of benefits under the Plan.



                                            ARTICLE VII

                                            Facility of Payment

                     Whenever a person entitled to receive any payment under

           the  Plan is  a person  under  legal disability  or a  person not adjudicated incompetent but who, by  reason of illness or  mental or physical disability, is in the opinion of the Committee unable properly to manage his  or her affairs, then such  payments shall be paid  in such  of the  following ways  as the  Committee deems best:  (a) to such person  directly; (b) to the legally appointed guardian or conservator of  such person; (c) to some  relative or friend of such person for his or her benefit; (d) for the benefit of  such  person  in  such  manner  as  the  Committee  considers advisable.  Any payment made in accordance with the provisions of

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           this Article shall be  a complete discharge of any  liability for the  making of such payment under the Plan, and the distributee's receipt shall be a sufficient discharge to the Company.



                                            ARTICLE VIII

                                            Administration

                     The Plan  shall  be administered  by  the  Compensation

           Committee of the Board.  The Committee shall have such duties and powers  as may be  necessary to  discharge its  duties hereunder,

           including,  but  not  by  way  of  limitation,  to  construe  and interpret  the  Plan, decide  all  questions  of eligibility  and determine the amount  and time of payment of  benefits hereunder.

           The Committee  shall have no  power to  add to, subtract  from or modify any of the terms of  the Plan, or to change or add  to any benefits provided under  the Plan, or to  waive or fail  to apply any requirements of eligibility for a benefit under the Plan.  No

           Participant  who is a  member of such  Committee may vote  on any question relating specifically to himself or herself.



                                            ARTICLE IX

                                            Miscellaneous

                     9.1   Other Agreements.   The Plan shall  not affect in

           any  way  the  rights or  obligations  of  a  Director under  any deferred compensation or other agreement between the Director and the Company or  the Parent,  including, but not  limited to,  the

           KU Energy Corporation Director Retirement Retainer Program.

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                     9.2    Successors.    The  Company  shall  require  any

           successor (whether  direct  or  indirect,  by  purchase,  merger,

           consolidation,  reorganization  or  otherwise)  to  all  or  sub-

           stantially  all of  the  business and/or  assets  of the  Company expressly to assume and to agree to perform this Plan in the same manner and to the  same extent the  Company would be required  to perform  if no such succession had taken  place.  This Plan shall be  binding upon and inure to the  benefit of the Company and any successor of or to the Company, including  without limitation any persons acquiring directly or indirectly all or substantially all of the business  and/or assets  of the Company  whether by  sale,

           merger,  consolidation,  reorganization  or  otherwise  (and such successor  shall  thereafter  be  deemed the  "Company"  for  the purposes  of this  Plan), and the  heirs, executors  and adminis-

           trators of each Director.

                     9.3  Interests Not Transferable.  No person  shall have

           any right to commute, encumber, pledge or dispose of any right to receive payments hereunder, nor shall such payments be subject to seizure, attachment or garnishment for the payments of any debts,

           judgments,  alimony  or separate  maintenance  obligations  or be transferable  by operation  of law  in  the event  of bankruptcy,

           insolvency or otherwise, all  payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                     9.4    Amendment and  Termination.    The Plan  may  be

           amended from time to time or terminated by the Board at any time,

           but  no amendment or termination  may adversely affect the rights

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           of any person without his or her prior written consent.

                     9.5  Applicable Law.   This Plan shall be  construed in

           accordance with and governed  by the laws of the  Commonwealth of

           Kentucky.

                     9.6    Notices.   For all  purposes  of this  Plan, all

           communications provided for herein shall  be in writing and shall be deemed to have been duly given when delivered or five business days  after having  been mailed  by United  States  registered or

           certified  mail,  return  receipt  requested,   postage  prepaid,

           addressed  to the Company (to  the attention of  the Secretary of

           the  Company)  at  its  principal  executive   office  and  to  a

           Participant at his or  her principal residence, or to  such other address as any  party may have furnished to the  other in writing and in  accordance herewith,  except  that notices  of change  of address shall be effective only upon receipt.

                     9.7  Severability:  Each section, subsection and lesser

           section  of this Plan constitutes  a separate and distinct under-

           taking,  covenant and/or  provision hereof.   Whenever  possible,

           each provision of this  Plan shall be interpreted in  such manner

           as to be effective and valid under applicable law.   In the event

           that any provision of this Plan shall finally be determined to be unlawful, such provision shall be  deemed severed from this Plan,

           but every other provision of this Plan shall remain in full force and  effect, and  in  substitution for  any  such provision  held unlawful,  there  shall be  substituted  a  provision of  similar import reflecting the original intention of the parties hereto to

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

           the extent permissible under law.

                     9.8  Withholding  of Taxes:   The Company may  withhold

           from any amounts payable under this Plan all federal, state, city and other taxes as shall be legally required.



                     IN  WITNESS  WHEREOF,  Kentucky  Utilities  Company has

           caused  this instrument  to  be  executed  in  its  name  by  its

           President and its Corporate Seal to be hereunto affixed, attested by its Secretary, on this 19th day of May, 1992.


                                              KENTUCKY UTILITIES COMPANY


                                              By  /s/ John T. Newton
                                                        President



           [Corporate Seal]


           ATTEST:


           /s/ Michael R. Whitley
                  Secretary

















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